UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.  )

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TRONOX LIMITED
(ACN 153 348 111)
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 Credit Suisse Basi Materials Conference   September 13, 2017  Tronox Limited is scheduled to participate at the Credit Suisse Basic Materials Conference in New York, New York on September 13, 2017 and intends to use the attached materials at such conference.
   Supplementary Proxy Materials for 2018 Annual MeetingMay 2018

 Safe Harbor Statement and Non-U.S. GAAP Financial Terms  Statements in this presentation that are not historical are forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are subject to known and unknown risks, uncertainties and assumptions about us, may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements. These and other risk factors are discussed in the company's filings with the Securities and Exchange Commission (SEC), including those under the heading entitled “Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2017. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for our management to predict all risks and uncertainties, nor can management assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Unless otherwise required by applicable laws, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information or future developments.This presentation contains certain non-U.S. GAAP financial terms that we use in the management of our business, including EBITDA, adjusted EBITDA and free cash flow. Reconciliations to their nearest U.S. GAAP terms are provided in the Appendix of this presentation.

 Tronox at a Glance  We are a vertically integrated mining and inorganic chemical business. We mine titanium ore, zircon and other minerals, and manufacture titanium dioxide (TiO2) pigments that add brightness and durability to paints, plastics, paper, and other everyday products.  Locations worldwide, including:Three mineral sands mines & processing facilities in South Africa (2) and AustraliaThree TiO2 plants in USA, Australia, and the NetherlandsR&D center in Oklahoma City    US$4.9billiontotal assets(31 Dec. 2017)  US$1.7billionrevenue(FY2017)  US$420millionadjusted EBITDA(FY2017)  US$75million free cash flow(FY2017)

 Recent Financial Performance Versus Peers  Tronox’s financial performance has been at or above the peer group median over the last three years:2017 TSR performance was near the top of the peer group;Three- and five-year TSR were near the 25th percentile and median of the peers, respectively.    TSR Performance      Peer Company  2017  2015-2017  2013-2017  A. Schulman, Inc.  14.3%  -0.2%  7.2%  Albemarle Corporation  50.2%  30.8%  16.6%  Cabot Corporation  24.6%  14.6%  10.8%  Celanese Corporation  38.5%  23.7%  20.1%  The Chemours Company  127.2%  n/a  n/a  Cleveland-Cliffs Inc.  -14.3%  0.3%  -27.7%  Eastman Chemical Company  26.3%  9.6%  8.2%  Ferro Corporation  64.6%  22.1%  40.6%  Huntsman Corporation  77.9%  16.7%  18.4%  Koppers Holdings Inc.  26.3%  25.1%  6.4%  Materion Corporation  22.7%  11.3%  12.7%  SunCoke Energy, Inc.  5.7%  -13.0%  -4.6%  Teck Resources Limited  24.9%  29.4%  0.0%  Tredegar Corporation  -18.0%  -2.7%  -0.1%  Tronox Limited  100.7%  0.9%  8.0%  Tronox %ile Rank  96%  26%  48%  Three-Year Financial Data (2015-2017)  Source: S&P Capital IQ  Source: S&P Capital IQ

 Source: Peer company proxy filings  2017 Compensation Decisions (versus peers)  Compensation decisions based on 2017 peer group proxy data, as shown below and to the rightTronox’s named executive officers are each within 10% of the 2017 peer group median for their respective position    Target Total Direct Compensation ($000)                                  Tronox                          Executive  Position / Title  Total Direct      2017 Proxy Data           Variance from Proxy              Comp. 1      25th  Median  75th      25th  Median  75th      Quinn   CEO  $5,650        $4,212  $6,088  $8,681        34%  -7%  -35%       Turgeon  EVP and COO  $1,950        $1,555  $1,901  $2,311        25%  3%  -16%       Carlson  SVP and CFO  $1,664        $1,191  $1,518  $1,884        40%  10%  -12%       Muglia   SVP, GC and Sec'y  $1,596        $1,070  $1,498  $1,616        49%  7%  -1%       Van Niekerk   SVP, Strategic Planning and Bus. Dev.  $1,588        $1,070  $1,498  $1,616        48%  6%  -2%     Source: Peer company proxy filings1 Tronox data excludes one-time transaction LTI awards as these were special awards and are not components of Tronox’s ongoing program

 Compensation Program Overview  Compensation program offers a mix of elements that align pay with performance and drive shareholder valueMeaningful 2018 changes made in response to shareholder feedback  2017          Element    Component    Metrics            Base Salary    Cash    Fixed annual cash amount, paid at regular payroll intervals            Annual Performance Bonus    Cash    60% Adj. EBITDA20% Cumulative Cash Generation20% Safety            Long-Term Incentive Compensation     50% Time-based RSUs50% Performance-based RSUs    100% relative TSR vs. the 2017 compensation peer group    2018          Element    Component    Metrics            Base Salary    Cash    Fixed annual cash amount, paid at regular payroll intervals            Annual Performance Bonus    Cash    60% Adj. EBITDA20% Cumulative Cash Generation20% Safety            Long-Term Incentive Compensation     50% Time-based RSUs50% Performance-based RSUs    50% EPS50% Op. Return on Net AssetsRelative TSR Modifier vs. compensation peer group (+/- 25%)New metrics with TSR performance modifier

 Strong Governance Practices  What We Do    Separate Independent Chair and CEOSeeking to increase diversity of Board:Added female board member in early 2018Seeking to add second female board member later in 2018Board refreshment a priority in 2018Emphasis on performance-based compensation: 82% of our CEO’s target compensation and 69% of our other NEOs’ target compensation is “at-risk” and substantial amounts have in fact been forfeited over the last cycleNo excessive or unnecessary perquisitesCompensation programs based on quantitative metricsFor CEO, cash bonus based 80% on financial metrics and 20% on fulfillment of other strategic objectsLTIP consists of time-based RSUs, three year cliff vesting, 50% of vestng based on quantitative targetsNo re-pricing of stock options without shareholder approval

 Appendix

 Adjusted EBITDA

 Free Cash Flow